SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2007

Vita Food Products, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-12599	36-3171548
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2222 West Lake Street
Chicago, Illinois		60612
(Address of principal executive offices)		(Zip Code)

(312)738-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02              Results of Operations and Financial Condition.

On November 9, 2007, Vita Food Products, Inc. issued a press release announcing its results of operations for the quarter ended September 30, 2007.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01              Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

                                                Not applicable.

(b)                 Pro forma financial information.

                                Not applicable.

(c)                                  Shell company transactions.

                                                Not applicable.

(d)                                 Exhibits.

See exhibit index attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                VITA FOOD PRODUCTS, INC.

Date:	November 13, 2007	By:	/s/Clifford K. Bolen
Clifford K. Bolen
President and Chief Executive Officer
(Principal Executive Officer)

Date:	November 13, 2007	By:	/s/R. Anthony Nelson
R. Anthony Nelson
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press release dated November 9, 2007.